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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 6, 2005
                                                ---------------------


                         FairPoint Communications, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56365               13-3725229
-----------------------------  --------------------------  ---------------------
 State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             521 East Morehead Street,
                     Suite 250,
             Charlotte, North Carolina                          28202
      ------------------------------------------         ------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (704) 344-8150
                                                   ------------------


                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02        Results of Operations and Financial Condition.

       On May 6, 2005, FairPoint Communications, Inc. (the "Company") furnished a Current Report on Form 8-K (the "Current Report") containing a press release reporting the financial results for its first quarter ended March 31, 2005. The Company also included in the Current Report under Item 2.02 additional information regarding basic and diluted earnings per share for the three months ended March 31, 2005. The Current Report reported that the Company's basic and diluted earnings per share for the three months ended March 31, 2005 was $0.32 (calculated based on the number of shares of common stock outstanding as of March 31, 2005 instead of the weighted average number of shares of common stock outstanding during such period as required by generally accepted accounting principles). The Current Report incorrectly reported that basic and diluted earnings per share for the three months ended March 31, 2005 (calculated in accordance with generally accepted accounting principles based on the weighted average number of shares of common stock outstanding at the end of the period) was $0.55. The correct basic and diluted earnings per share for the three months ended March 31, 2005 (calculated in accordance with generally accepted accounting principles based on the weighted average number of shares of common stock outstanding at the end of the period) is $0.46.

Item  7.01        Regulation FD Disclosure.

       On May 9, 2005, the Company issued a press release (the "Press Release") announcing the revised basic and diluted earning per share number disclosed in
Item 2.02 above. A copy of the Press Release is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

       (c)    Exhibits

        Exhibit Number   Description
        --------------   -----------

        99.1             Press Release dated May 9, 2005.


       The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                   SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  May 9, 2005